UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2011 (December 22, 2011)

SeaCube Container Leasing Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34931	98-0655416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Maynard Drive
Park Ridge, New Jersey	07656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 391-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure.

On December 22, 2011, the Company issued a press release announcing that it had filed a universal shelf registration statement with the Securities and Exchange Commission. A copy of the press release is furnished with this report as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits:

	Exhibit Number	Description

	99.1	Press release, dated December 22, 2011, issued by SeaCube Container Leasing Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACUBE CONTAINER LEASING LTD.
(Registrant)

By: /s/ Stephen P. Bishop
Stephen P. Bishop
Chief Operating Officer and Chief Financial Officer

Date: December 22, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated December 22, 2011, issued by SeaCube Container Leasing Ltd.